ICC Holdings, Inc. ICC Holdings Annual Shareholders Meeting May 18, 2021 Illinois Casualty Company ICC Realty estrella Innovative Solutions 1

Forward-Looking Statements As a reminder, we will be presenting certain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. or the Reform Act. during this presentation which may include, but are not limited to. statements regarding the Company's, plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts. The forward-looking statements are based on management’s current views and assumptions regarding future events and operating performance, and are inherently subject to significant business, economic, and competitive uncertainties and contingencies and changes in circumstances, many of which are beyond the Company's control. The statements in this presentation are made as of the date of this presentation, even if subsequently made available by the Company on its website or otherwise. The Company does not undertake any obligation to update or revise these statements to reflect events or circumstances occurring after the date of this presentation. Although the Company does not make forward-looking statements unless it believes it has a reasonable basis for doing so. the Company cannot guarantee their accuracy. Certain factors could cause actual results to differ materially from those described in these forward-looking statements. For a list of factors which could affect the Company's results, see the Company's filings with the Securities and Exchange Commission. “Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations.” including "Forward-Looking Information." set forth in the Company’s Quarterly Report on Form 10-Q for the period ended March 31. 2021. No undue reliance should be placed on any forward-looking statements. ICC Holdings 2

CONTENTS  COVID-19 Update Results Examined Geographic Footprint ICC Holdings 3

COVID-19 Update • Early response • Addressed customer needs with billing deferral program • Utilized expertise with delivery coverage to address increased market demand • Seamless transition to complete offsite work modes, no loss of key employees • Utilized FHLB relationship and PPP loan program to raise $11.6M of low-cost capital • No disruption to the loss control or claims handling processes • Claim experience • 1.296 claims reported and 2 lawsuits pending. 5 dismissed • $73k of LAE to date, initial projection of $300k remains reasonable • Virus and communicable disease exclusions in place on all policies • Going forward • Actively monitoring all legal and legislative developments • Billing and written premium are back on track in 2021 • Industry is bouncing back and ICC is perfectly positioned to be the carrier of choice for the segment ICC HOLDINGS 4

Results Examined Income Statement For the 3monthsended For the Twelve-Months Ended For the 3 months ended March 31, Unaudited For the Twelve Months Ended December 31, Audited 2021 2020 2019 Net premiums earned $ 12,048,713 $ 49,689,202 $ 52,841,766 Net investment income 801,406 3,497,702 3,185,153 Net realized investment gains 186,709 (245,323) 1,200,765 Net unrealized gains (losses) on equity securities 876,316 2,167,417 2350,513 Gain on extinguishment of debt — 1,641,299 — Other income 46,716 (231,024) (53,297) Consolidated revenues 13,959,860 56,519,273 59324,900 Losses and settlement expenses 7,802,706 32,561,988 33,714337 Policy acquisition costs and other operating expense; 4,467,578 18,529,446 20320,005 Interest expense on debt 53,702 207,719 128,790 General corporate expenses 163,982 641,763 579,708 Total expenses 12,487,968 51,940,916 54,443,340 Earnings before income taxes \A 71,892 4,578,357 5,081,560 Income tax expense: Current 38,405 537,078 568393 Deferred 271,546 509,915 218,322 Total income tax expense 309,951 1,046,993 787,215 Net earnings $ 1,161,941 $ 3,531,364 $ 4,294,345 Other comprehensive loss, net of tax (2,226,522) 2,566,155 3,168,615 Comprehensive (loss) earnings $ (1,064,581) $ 6,097,519 $ 7,462,960 ICC Holdings 5

RESULTS EXAMINED Average Premium Per Policy Average Premium per Policy by Line of Business Average BP premium increased by 5.2% and 6.0% in 2018 and 2019 years. In 2020, average BP premium still increased 1.3% while liability exposure decreased 9.2% $8,000 $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 2016 $6,093 $731,794 $,4218 $705,384 $2,434 $1,774 2017 $2,379 $5,975 $734,108 $3,923 $702,641 $2,379 $1,676 2017 $6,287 $779,931 $716,093 $3,224 $2,384 $1,609 2018 $6,665 $830,668 $726,333 $3,084 $2,434 $1,539 2019 $6,749 $754,589 $741,282 $2,161 $2,632 $1,440 200 BP LL UL WC Avg. Bldg and BPP Limit per Policy Avg. Food and Liquor Sales per Policy $1,000,000 $950,000 $900,000 $850,000 $800,000 $750,000 $700,00 $650,000 $600,000 $550,000 $500,000 ICC Holdings 6

RESULTS EXAMINED Combined Ratio by Product Line 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% 140.0% 160.0% 180.0% BP BL LL WC UL Total 12/31/2017 12/31/2018 12/31/2019 12/31/2020 3/31/2021 Goal ICC Holdings 7

RESULTS EXAMINED Combined Ratio by State Net Statutory Basis 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% 140.0% 160.0% 180.0% IA IL IN MN MO WI OH KS CO MI PA AZ Total 12/31/2017 12/31/2018 12/31/2019 12/31/2020 3/31/201 Goal ICC Holdings 8

Results Examined Property CAT Activity Number of occurrence CAT events (over $500k for years 2015-19, over $1M for 2020) Ceded losses from CAT occurrence treaty Number of CAT events subject to aggregate CAT treaty (over $50k from 2015-19, over $100k in 2020) Number claims in CAT events Ceded losses subject to CAT aggregate treaty Ceded losses from CAT aggregate treaty Retained losses from all CAT events Reinstatement Premium Total Retained Losses and Reinstatement Premium Actual Combined Ratio Combined Ratio - w/out CAT occ losses 2015 2016 2017 2018 2019 0 0 2 2 3 $0 $0 $91,860 $909,202 $2,267,635 5 14 12 19 23 49 123 199 198 293 $141,042 $939,366 $2,113,770 $2,553,903 $3,387,744 $0 SO S613.770 Si.053.903 SI 200.000 *— ■ # — i r # — • —g — r $391,042 $0 $1,639,366 $0 $2,100,000 $2,450,000 $9,293 $133,498 $3,337,744 $440,096 IMI $391,042 $1,639,366 $2,109,293 $2,583,498 $3,777,840 95.1% 95.1% 94.8% 94.8% 101.9% 101.0% 101.8% 101.3% 99.3% 97.1% 9 364 $4,214,931 $2,015,587 $3,099,344 $941,379 $4,040,723 101.6% 97.5% ICC Holdings 9

Results Examined

Balance Sheet

	As of 31-Mar 2021 (Unaudited)	December 31, 2020 (Audited)	December 31, 2019 (Audited)
Assets			
Investments and cash:			
Fixed Maturity	$ 101,865,040	$ 105,740,566	$ 92,087,572
Common stocks at fair value	18,404,167	14,724,814	14,448,773
Preferred stocks at fair value	1,654,530	1,683,892	—
Other invested assets	1,777,792	1,772,867	877,900
Property held for investment net of depreciation	5,148,152	5,399,826	4,353,713
Cash and cash equivalents	5,556,479	6,598,842	6,626,585
Total investments and cash	134,406,160	135,920,807	118,394,543
Accrued investment income	700,153	660,793	646,504
Premiums and reinsurance balances receivable	22,598,051	23,506,171	22,368,526
Ceded unearned premiums	861,914	860,905	822,818
Reinsurance balances recoverable on unpaid losses and settlement expenses	14,011,159	13,019,865	11,036,170
Income taxes - current	338,908	372,986	192,559
Income taxes - deferred	—	—	—
Deferred policy acquisition costs, net	5,721,277	5,429,620	5,269,256
Property and equipment, at cost, net of accumulated depreciation	2,818,244	2,860,331	3,033,348
Other assets	1,287,738	1,307,794	1,239,794
Total assets	$ 182,743,604	$ 183,939,272	$ 163,003,518
Liabilities and Equity			
Liabilities:			
Unpaid losses and settlement expenses	$ 61,807,968	$ 61,575,666	$ 56,838,307
Unearned premiums	30,467,894	29,788,834	30,392,817
Reinsurance balances payable	347,506	371,195	374,998
Corporate debt	13,462,614	13,465,574	3,475,088
Accrued expenses	3,021,753	3,472,511	4,216,988
Income taxes - deferred	910,957	1,231,271	39,213
Other liabilities	944,113	1,290,532	1,324,273
Total liabilities	110,962,805	111,195,583	96,661,684
Equity:			
Common stock	35,000	35,000	35,000
Treasury stock, at cost	(3,095,065)	(3,153,838)	(3,146,576)
Additional paid-in capital	32,765,565	32,780,436	32,703,209
Accumulated other comprehensive earnings, net of tax	3,293,569	5,520,091	2,953,936
Retained earnings	41,302,055	40,140,115	36,608,750
Less: Unearned Employee Stock Ownership Plan shares at cost[3]	(2,520,325)	(2,578,115)	(2,812,485)
Total equity	71,780,799	72,743,689	66,341,834
Total liabilities and equity	$ 182,743,604	$ 183,939,272	$ 163,003,518

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ICC HOLDINGS

Results Examined Liquidity and Financial Flexibility Legal Entity ICC Holdings, Inc. Illinois Casualty Company Illinois Casualty Company Illinois Casualty Company (l) 1. Debt maturing in May 2021 will rollover to a five-year term 2. Effective Cost: 3. Reinvestment Rate: Original Amount Rate (2) Due $3.5M 3.65% Mar-22 $6.0M 1.40% Mar-25 $4.0M 0.00% May-21 $4.0M 0.74% May-26 Y/E 2020: 1.56% Y/E 2021: 1.78% 3.58% ICC Holdings 11

Results Examined Consistent Reserving Loss and DCC Reserve Development First Year Ultimate Current Ultimate $30,000 $25,000 $20,000 $15,000 $10,000 $5,000 $0 2011 2012 2013 2014 2015 2016 2017 2018 2019 ICC Holdings 12

Results Examined Historical Book Value Per Share 17.00 18.00 19.00 20.00 21.00 22.00 23.00 2017 Q1 18.18 2017 Q2 2017 Q3 18.21 2017 Q4 18.31 2018 Q1 17.80 2018 Q2 17.76 2018 Q3 17.95 2018 Q4 17.74 2019 Q1 18.28 2019 Q2 18.84 2019 Q3 19.08 2019 Q4 20.13 2020 Q1 18.99 2020 Q2 20.37 2020 Q3 20.66 2020 Q4 22.08 2020 Q1 21.78 ICC HOLDINGS 13

Geographic Footprint Licensed & Active Licensed Only ICC HOLDINGS 14

QUESTIONS? ICC HOLDINGS 15

THANK YOU! 16 ICC HOLDINGS